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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 17, 1999



                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                   333-83541              13-3836437
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)        Identification No.)

   245 Park Avenue
  New York, New York                                            10167
(Address of Principal                                        (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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Item 5.  Other Events.

Filing of Certain Materials

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Home Equity Loan Trust 1999-2, Home Equity Loan-Backed Term Notes, Series 1999-2 (the "Notes").

Incorporation of Certain Documents by Reference

     The consolidated financial statements of MBIA Insurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-Q of MBIA Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of MBIA Insurance Corporation and subsidiaries as of June 30, 1999, and for the periods ended June 30, 1999 and June 30, 1998, included in the Quarterly Report on Form 10-Q of MBIA for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for GMACM Home Equity Loan Trust 1999-2, Home Equity Loan-Backed Term Notes, Series 1999-2, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Notes. The consent of PWC is attached hereto as Exhibit 23.1


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 5, 1999 and the prospectus supplement dated November 3, 1999 (collectively, the "Prospectus"), of Bear Stearns Asset Backed Securities, Inc., relating to its GMACM Home Equity Loan Trust 1999-2, Home Equity Loan-Backed Term Notes, Series 1999-2.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BEAR STEARNS ASSET BACKED
                                       SECURITIES, INC.

                                     By:   /s/    Jonathan Lieberman
                                         ----------------------------------
                                                  Jonathan Lieberman
                                                 Authorized Signatory

Dated:  November 17, 1999

                                 Exhibit Index

Exhibit                                                                   Page

23.1              Consent of PricewaterhouseCoopers LLP

                                 EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference to the Prospectus Supplement of GMAC Mortgage Corporation, relating to GMACM Home Equity Loan Trust 1999-2, of our report dated February 2, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts".

                                               /s/  PricewaterhouseCoopers LLP

New York, New York
November 17, 1999